UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2010

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-32877	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of principal executive offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

Between May 10, 2010 and May 26, 2010, holders of Common Stock Purchase Warrants (the “Warrants,” and the underlying shares of common stock, the “Warrant Shares”) that we sold in a private placement on February 14, 2006, exercised Warrants to purchase 2,733,921 Warrant Shares for aggregate cash proceeds of $1,366,961 paid to us. We issued and sold the Warrant Shares to accredited investors in exempt transactions pursuant to Section 4(2) the Securities Act of 1933. We reported the 2006 sale of the Warrants in a Form 8-K Current Report filed with the Securities and Exchange Commission (“SEC”) on February 15, 2006.

We have received $2,055,715 aggregate cash proceeds from exercise of the Warrants between April 29, 2010 and May 26, 2010. We previously reported aggregate cash proceeds and number of Warrant Shares purchased from April 29, 2010 through May 10, 2010 in our Form 10-Q Quarterly Report filed with the SEC on May 12, 2010 (the “Form 10-Q”). For purposes of our obligation as a smaller reporting company to report sales of unregistered securities pursuant to this Item 3.02, as of May 24, 2010, sales of Warrant Shares after May 10, 2010, exceeded 5% of the number of our outstanding shares of common stock since our last report of such sales in the Form 10-Q. All Warrant Shares were purchased for an exercise price of $0.50.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Pro-Pharmaceuticals, Inc. held its Annual Meeting of Stockholders on May 25, 2010 (the “Annual Meeting”). At the Annual Meeting, our stockholders (i) elected the persons listed below to serve as directors for a term of one year expiring at the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and (ii) ratified the appointment of Caturano and Company, P.C. to serve as our independent registered public accounting firm for 2010.

Set forth below are the voting results for these proposals:

Item 1:	The election of seven directors for a one-year term expiring at the 2011 Annual Meeting

	For	Withheld	Broker Non-Votes
Gilbert Amelio	19,825,311	247,960	26,934,352
Steven Prelack	19,783,702	289,569	26,934,352
Theodore Zucconi	19,825,310	247,961	26,934,352
Arthur Greenberg	19,819,811	253,460	26,934,352
Jerald Rome	19,778,761	294,510	26,934,352
S. Colin Neill	19,778,761	294,510	26,934,352
Peter Traber	19,820,311	252,960	26,934,352

Item 2:	The ratification of the appointment by the Company’s Audit Committee of Caturano and Company, P.C. as the Company’s independent registered public accounting firm for 2010

For	Against	Abstain
46,886,195	15,509	105,919

Item 8.01	Other Events

10X Fund, L.P, as holder of all issued and outstanding shares of our Series B-1 and B-2 Convertible Preferred Stock, voting as a separate class of stock, is entitled to designate and elect two members of our Board of Directors. As the Annual Meeting, we received notice from the 10X Fund that it had elected James. C. Czirr and Rod D. Martin to serve as members of our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/S/ ANTHONY D. SQUEGLIA
Anthony D. Squeglia
Chief Financial Officer

Date: May 27, 2010